                                                                    Exhibit 10.7

================================================================================



                               Omega Merger Corp.



                         -----------------------------

                           Merger Financing Agreement

                         -----------------------------



                           Dated as of June 13, 1997



================================================================================

                                   CONTENTS
Section                                                                     Page
-------                                                                     ----

Recital 1.    The Merger.......................................................1

Recital 2.    The Financing....................................................1

Recital 3.    The Transaction Agreements.......................................1

Recital 4.    The Closing Transactions.........................................3
              4.1      Financing...............................................3
              4.2      Merger..................................................3

1.   Definitions...............................................................3

2.   Sale or Transfer of Securities............................................4
              2.1  Sale or Transfer............................................4
              2.2  Use of Proceeds.............................................4

3.   Representations and Warranties of the Purchasers..........................4
              3.1  Investment Intent; Related Matters..........................4
              3.2  Violation of Other Instruments, etc.........................5
              3.3  Filings, etc................................................5
              3.4  Authorization...............................................5
              3.5  Organization................................................5

4.   Representations and Warranties of.........................................5
              4.1  Organization, Capitalization, etc...........................5
                      4.1.1  The Company.......................................5
                             -----------
                      4.1.2  Subsidiaries......................................6
                             ------------
                      4.1.3  Qualification.....................................6
                             -------------
                      4.1.4  Governing Documents...............................6
                             -------------------
                      4.1.5  Capitalization....................................6
                             --------------
                      4.1.6  Certain Commitments...............................6
                             -------------------
              4.2  Liabilities.................................................7
                      4.3.1  Charter and By-laws...............................7
                             -------------------
                      4.3.2  Transaction Agreements............................7
                             ----------------------
                      4.3.3  Effect of Transactions............................7
                             ----------------------
              4.4  Litigation..................................................7
              4.5  Violation of Other Instruments, etc.........................7
              4.6  Filings, etc................................................8
              4.7  Representations and Warranties of The Company and Omega.....8


5.   Certain Fees.......................................................................8
              5.1  Brokers Fees, etc....................................................8
              5.2  Other Expenses of the Transactions...................................8

6.   Closing Conditions.................................................................8
              6.1  Transaction Agreements, etc..........................................8
              6.2  Representations, Warranties and Conditions; Officers' Certificate....9
              6.3  The Financing........................................................9
              6.4  The Merger...........................................................9
              6.5  Legality; Governmental Authorization; Consents, etc..................9
              6.6  No Change in Law; Litigation, etc....................................9
              6.7  Proper Proceedings..................................................10
              6.8  General.............................................................10

7.   Covenants.........................................................................10
              7.1  Payment of Notes....................................................10
              7.2  Certain Tax Matters.................................................10
                        7.2.1  Allocation of Purchase Price............................10
                               ----------------------------
                        7.2.2  Additional Taxes........................................10
                               ----------------

8.   Information and Reports to be Furnished...........................................11
              8.1  Reports.............................................................11
                        8.1.1  Annual Statements.......................................11
                               -----------------
                        8.1.2  Quarterly Reports.......................................12
                               -----------------
                        8.1.3  Monthly Reports.........................................12
                               ---------------
                        8.1.4  Officers' Certificates..................................12
                               ----------------------
                        8.1.5  Other Reports...........................................12
                               -------------
                        8.1.6  Notice of Litigation, Defaults, etc.....................13
                               -----------------------------------
                        8.1.7  Notices under Other Agreements..........................13
                               ------------------------------
              8.2  Other Information; Management Rights................................13

9.   Defaults..........................................................................14
              9.1  Events of Default; Remedies.........................................14
              9.2  Annulment of Defaults...............................................16
              9.3  Waivers.............................................................17
              9.4  Course of Dealing, Waiver Procedure, etc............................17

10.  Payment On Securities; Registration; Transfer.....................................17
              10.1  Home Office Payment................................................17
              10.2  Registration, Transfer and Exchange of Notes.......................18
                        10.2.1  Notes Register.........................................18
                                --------------


                        10.2.2  Transfer...............................................18
                                --------
                        10.2.3  Registration...........................................18
                                ------------
              10.3  Transfer and Exchange of Common Stock..............................18
              10.4  Replacement of Securities..........................................19

11.  Restrictions On Transfer..........................................................19
              11.1  Restrictive Legend.................................................19
              11.2  Notice of Proposed Transfer; Opinions of Counsel...................19
              11.3  Termination of Restrictions........................................20

12.  Definitions Reference Table.......................................................20

13.  Additional Definitions............................................................21

14.  Expenses, Etc.....................................................................26

15.  Limited Liability of Partners.....................................................27

16.  Notices...........................................................................27

17.  Survival of Covenants.............................................................28

18.  Amendments and Waivers............................................................28

19.  Consent to Jurisdiction; Jury Trial Waiver........................................28
              19.1  Consent to Jurisdiction............................................28
              19.2  Waiver of Jury Trial...............................................29

20.  Choice of Law; Miscellaneous......................................................29


                             SCHEDULES AND EXHIBITS


Schedule I          Schedule of Purchasers and Securities

Schedule II         Schedule of Addresses and Home Office Payments

Exhibit 2.1(a)      Form of Note

                           Merger Financing Agreement

     This Merger Financing Agreement (the "Agreement") is made as of June 13, 1997, initially among Omega Merger Corp., a Delaware corporation (the"Company") and each Person listed as a Purchaser on Schedule I hereto (the "Purchasers").

                                    Recitals

Recital 1.   The Merger.  Omega Holdings, Inc., a Delaware corporation
----------
("Holdings") has entered into an Agreement and Plan of Merger dated as of April 28, 1997 (as amended, the "Merger Agreement") with the Company and the stockholders of the Company.

Recital 2.   The Financing.  The Company and Holdings will obtain funds to
----------
finance the Merger (the "Financing") in part through the issuance and sale or exchange hereunder to the Purchasers of the Securities referred to in this Recital 2 (such securities being sold or transferred to the Purchasers hereunder being referred to herein as the "Securities") for the aggregate amounts indicated on Schedule I hereto:

             (a) $10 million aggregate principal amount of the Company's 11% notes due 2007, which shall be guaranteed by Omega Cabinets, Ltd. ("Omega") as set forth therein (the "Notes"), in substantially the form of Exhibit 2.1(a) hereto.

             (b) 61,865 shares of the common stock, $.01 par value per share (the "Common Stock"), of the Company.

Recital 3.   The Transaction Agreements.  In order to effect certain of the
----------
transactions contemplated by this Agreement, the following agreements (together with the Financing Agreements, collectively, the "Transaction Agreements") have been, or will be, entered into by the Persons referred to below:

             (a) The Stockholders Agreement of even date herewith (the "Stockholders Agreement") among Holdings, the Purchasers, the Management Stockholders named therein (the "Management Stockholders") and the other parties thereto.

             (b) The Non-Competition Agreements of even date herewith between the Company and Persons included in the Senior Management Non-Competition Agreement, the Management Non-Competition Agreement, the Moran Non-Competition Agreement, the Stockholder Agreement for Protection of Proprietary Interests with certain stockholders and former stockholders of Holdings, and the Stockholder Non-Competition Agreement with Robert Bertch and certain members of his family and trusts for their benefit, respectively.

             (c) The 1997 Stock Option Plan of the Company (the "Option Plan").

          (d) The stock options to be granted by the Company under the Option Plan to certain Management Stockholders.

          (e) The Credit Agreement of even date herewith (the "Credit Agreement") among First Bank National Association, as agent and lender (the "Bank"), the other lenders parties thereto, and Omega, Home Crest Corporation and Panther Transport, Inc. as borrowers and the other Loan Documents as defined therein.

          (f) The Certificate of Merger of even date herewith (the "Merger Certificate") of the Company and Holdings to be filed with the Secretary of State of Delaware, pursuant to which the Company will be merged with and into Holdings and following which Holdings shall be the surviving corporation (the "Merger").

          (g) The Merger Agreement.

          (h) The promissory note of even date herewith in the principal amount of $3,000,000 (the "Indemnity Note") issued by Holdings pursuant to the Merger Agreement.

          (i) The irrevocable standby letter of credit of even date herewith in the stated amount of $3,000,000 (the "Indemnity Note Letter of Credit") issued by the Bank pursuant to the Credit Agreement.

          (j) The Senior Subordinated Bridge Loan Agreement (the "Bridge Loan Agreement") of even date herewith and the Transaction Documents as defined therein.

          (k) The Management Investor Subscription Agreement of even date herewith (the "Management Subscription Agreement") between Holdings and each of Scott Anderson, Tim Carlson, Jeff Elenz, Terry Goerdt, Don Hinsdale, Paul Kulas, Earl Lytle, Anita Rule, Brad Tilley, and James Sundheimer.

          (l) The Management Agreement of even date herewith among the Holdings, Omega and BCC Industrial Services, Inc.

          (m) The Goebel Put Agreement dated as of the 13th day of June, 1997 between Holdings and John A. Goebel, Jr.

          (n) The Key Put Agreement dated as of the 13th day of June, 1997 between Holdings and Henry P. Key.

          (o) The Common Stock Purchase Warrant dated June 13, 1997 issued by Holdings to BCC Industrial Services, Inc.

Recital 4.   The Closing Transactions.  Pursuant to the Transaction Agreements,
----------
the following transactions will occur, substantially contemporaneously, at the closing (the "Closing") to be held on June 13, 1997, or such other date as may be agreed upon by the parties hereto (the "Closing Date") at the offices of Ropes & Gray, 885 Third Avenue, New York, NY, 02110, at 9:00 a.m. local time, or at such other time or place as may be agreed upon by the parties hereto:

        4.1 Financing. Pursuant to this Agreement, the Company or Holdings will issue and sell the Securities, and the Company or Holdings will take such other actions in connection therewith as may be necessary to consummate the Financing.

        4.2 Merger. Pursuant to the Merger Agreement and the Merger Certificate, the Company will merge with and into Holdings, with Holdings, as the surviving corporation. After giving effect to the Merger, the authorized capital stock of Holdings will consist of 1,000,000 shares of common stock, par value $.01 per share, of which 72,391.40 shares will be issued and outstanding, 7,322.01 shares will be reserved for issuance under the Option Plan, and 2,391.40 shares will be reserved for the warrant to be issued to BCC Industrial Services, Inc. ("the ISI Warrant"), and the authorized capital stock of Omega will consist of 10,000 shares of common stock, $.01 par value per share, all of which will be issued and outstanding and held of record by the Company. After giving effect to the Merger, by operation of law and the provisions of the Merger Agreement and the Merger Certificate, Holdings, as the surviving corporation of the Merger, will have succeeded to and assumed all the obligations of, and have succeeded to and been assigned all the rights of, the Company, and Holdings shall have ceased its separate existence.

                                   Agreement

        Now, therefore, the parties hereto hereby agree as follows:

1. Definitions. Certain terms are used in this Agreement as specifically defined herein. These definitions are referred to in Section 12 hereof or set forth in Section 13 hereof. Except as the context clearly otherwise requires:

        1.1 All defined terms for securities issued or issuable by the Company or the Company, including without limitation Securities, Notes, ISI Warrant and Common Stock, shall include any securities issued upon transfer of the securities in question, and any other securities issued in exchange for the securities in question.

        1.2 Except as the context otherwise specifically requires, following the consummation of the Merger, the term the Company shall mean Holdings as the surviving corporation of the Merger.

        1.3 The words "hereof," "herein" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and references to a particular Section of this Agreement shall include all subsections thereof.

        1.4 Definitions shall be equally applicable to both the singular and plural forms of the terms defined herein.

2.      Sale or Transfer of Securities.

        2.1 Sale or Transfer. The Company agrees to sell or cause Holdings to sell to each Purchaser, and, subject to compliance with all of the terms and conditions of this Agreement and in reliance on the representations and warranties set forth in this Agreement, each such Purchaser severally agrees to purchase from the Company at the Closing, the respective types and amounts of Securities specified opposite such Purchaser's name on Schedule I. At the Closing, the Company will, unless otherwise requested, deliver or cause Holdings to deliver to each Purchaser, with respect to each type of Security being purchased from it by such Purchaser, a single note (in substantially the form of
Exhibit 2.1(a)) or certificate evidencing the amount of such Security being
--------------
purchased from it by such Purchaser, registered in such Purchaser's name or the name of any nominee specified by such Purchaser, against a contribution to the Company or Holdings of the applicable amount of immediately available funds.

        2.2 Use of Proceeds. The Company covenants that it will apply or cause Holdings to apply the proceeds of the Securities to be issued by it on the Closing Date to finance the Merger, with any balance to be applied to other lawful corporate purposes. In no event shall the Company or Holdings, directly or indirectly, apply any part of the proceeds from the sale of any Security hereunder for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of any regulation, interpretation or ruling of the Board of Governors of the Federal Reserve System, all as from time to time in effect or refunding of any Indebtedness incurred for such purpose.

3. Representations and Warranties of the Purchasers. In order to induce the Company to enter into this Agreement and to issue or cause Holdings to issue the Securities, each Purchaser represents and warrants to the Company that:

        3.1 Investment Intent; Related Matters. Such Purchaser is acquiring the Securities to be acquired by it for investment, and not with a view to selling or otherwise distributing any of such Securities in violation of the Securities Act; provided, however, that nothing contained herein shall prevent such Purchaser from transferring the Securities in compliance with Sections 10 and 11 hereof.

     3.2 Violation of Other Instruments, etc. Neither the execution and delivery of this Agreement or any other Transaction Agreement, nor the consummation of any of the transactions contemplated hereby or thereby, will (i) constitute a breach of or a default under any Contractual Obligation of such Purchaser, (ii) result in acceleration in the time for performance of any obligation of such Purchaser, (iii) require any unobtained consent, waiver or amendment to any such Contractual Obligation, or (iv) violate or constitute a default under or give rise to any other right or cause of action under any Legal Requirement, except for events or conditions described in clauses (i) through
(iv) above that do not and will not, individually or in the aggregate, have a Material Adverse Effect.

     3.3 Filings, etc. No approval, consent, authorization or other order of, and no declaration, filing, registration, qualification or recording with, any governmental authority is required to be made by or on behalf of such Purchaser in connection with the execution, delivery or performance of this Agreement or any other Transaction Agreement or the consummation of any of the transactions contemplated hereby or thereby.

     3.4 Authorization. Such Purchaser has the power and authority (including full partnership power and authority) to execute and deliver this Agreement and to perform his or its obligations hereunder. All actions or proceedings to be taken by or on behalf of such Purchaser to authorize and permit the execution and delivery by such Purchaser of this Agreement and the agreements, documents, certificates and other instruments required to be executed and delivered by such Purchaser pursuant hereto, performance by such Purchaser of its obligations hereunder, and the consummation by such Purchaser of the transactions contemplated herein, have been duly and properly taken. This Agreement has been duly executed and delivered by such Purchaser and constitutes the legal, valid and binding obligation of such Purchaser, enforceable in accordance with its terms and conditions.

     3.5 Organization. Such Purchaser is a partnership duly organized, validly existing and in good standing under the laws of Delaware.

4. Representations and Warranties of The Company. In order to induce each Purchaser to enter into this Agreement, and to purchase the Securities to be purchased or acquired by such Purchaser hereunder, the Company hereby represents and warrants to each Purchaser that:

     4.1  Organization, Capitalization, etc.

          4.1   The Company.  The Company is a corporation duly organized,
                -----------
     validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite power and authority to execute, deliver and perform this Agreement, each of the other Transaction Agreements to which it is a party and the Securities to be issued by it, to perform all the transactions contemplated hereby and thereby and to carry on the business now conducted or currently proposed to be conducted by it. The

     Company was formed solely for the purpose of effecting the transactions contemplated hereby, and its sole business is, and has been from inception, the effectuation of such transactions. The Company has duly executed and delivered this Agreement, each other Transaction Agreement to which it is a party and each Security being issued by it at the Closing, and has taken all corporate action necessary to authorize each such Transaction Agreement to which it is a party and each such Security. Each such Transaction Agreement and each such Security issued by it is Enforceable against the Company, and upon the consummation of the Merger will be Enforceable against the Company.

          4.1.2   Subsidiaries.  Before giving effect to the Merger, the Company
                  ------------
     has no Subsidiaries.

          4.1.3   Qualification.  The Company is duly qualified to do business
                  -------------
     as a foreign corporation or organization and is in good standing as such in each jurisdiction in which it is required to be so qualified, except for failures to be so qualified that could not in the aggregate have any Material Adverse Effect on the business, operations, assets, prospects or condition, financial or otherwise, of the Company.

          4.1.4   Governing Documents.  Copies of the Certificate of
                  -------------------
     Incorporation and By-laws of The Company have heretofore been delivered to the Purchasers and are true, complete and correct. After giving effect to the Merger, the Certificate of Incorporation of the Company as the surviving corporation will contain only those provisions contained in the Certificate of Incorporation of the Company as in effect immediately prior to the Merger and the By-laws of the Company shall contain only those provisions contained in the By-laws of the Company as in effect immediately prior to the Merger.

          4.1.5   Capitalization.  After giving effect to the Merger, the
                  --------------
     authorized, issued and outstanding capital stock of Holdings as the surviving corporation will be as set forth in the Merger Certificate.

          4.1.6   Certain Commitments.  Except as explicitly provided for in
                  -------------------
     this Agreement or the Merger Agreement, there is no warrant, right, option, conversion privilege, stock purchase plan, Charter provision or other Contractual Obligation that obligates the Company or Holdings to offer, issue, purchase or redeem any shares of capital stock of the Company or debt or other securities convertible into or exchangeable for capital stock (now, in the future or upon the occurrence of any contingency) or that provides for any stock appreciation or similar right. There is no warrant, right, option, conversion privilege, stock purchase plan, Charter provision or other Contractual Obligation that obligates the Company or Holdings to offer, sell, transfer, exchange, pledge, hypothecate or encumber (now, in the future or upon the occurrence of any contingency) any of the shares of capital stock of any Subsidiary of the Company or Holdings, except as set forth in this Agreement or the Merger Agreement.

     4.2 Liabilities. The Company has not engaged in any business or entered into or performed any Contractual Obligations or incurred any expenses or liabilities since the date of its incorporation except for actions, expenses and liabilities incident to its organization or carrying out the transactions specifically contemplated by this Agreement.

     4.3  Certain Other Matters

          4.3.1   Charter and By-laws.  The Company is not in violation of, or
                  -------------------
     in default under, any provision of its Charter or By-laws or other similar organizational documents.

          4.3.2   Transaction Agreements.  The Company has heretofore furnished
                  ----------------------
     to each Purchaser complete and correct copies of each of the Transaction Agreements, including all exhibits, schedules and amendments hereto and thereto.

          4.3.3   Effect of Transactions.  The execution and delivery of this
                  ----------------------
     Agreement and the other Transaction Agreements and the consummation of the transactions contemplated hereby and thereby will not involve any prohibited transaction within the meaning of ERISA.

     4.4 Litigation. There is no litigation, at law or in equity, or any proceeding before or investigation by any foreign, federal, state or municipal board or other governmental or administrative agency or any arbitrator, pending (nor, to the knowledge of the Company, threatened), nor any basis therefor, against the Company, including without limitation any of the foregoing that seeks rescission of, seeks to enjoin the consummation of, or that questions the validity of, this Agreement or any other Transaction Agreement or any of the transactions contemplated hereby or thereby. No judgment, decree or order of any foreign, federal, state or municipal court, board or other governmental or administrative agency or any arbitrator (i) has been issued against any Person other than the Company that could have any Material Adverse Effect or (ii) has been issued against the Company.

     4.5 Violation of Other Instruments, etc. Neither the execution and delivery of this Agreement or any other Transaction Agreement, nor the consummation of any of the transactions contemplated hereby or thereby, will (i) constitute a breach of or a default under any Contractual Obligation of the Company, (ii) result in acceleration in the time for performance of any obligation of the Company under any such Contractual Obligation, (iii) require any unobtained consent, waiver or amendment to any such Contractual Obligation, or (iv) violate or constitute a default under, or give rise to any other right or cause of action under any Legal Requirement, except for events or conditions described in clauses (i) through

(iv) above that do not and will not, individually or in the aggregate, have a Material Adverse Effect.

     4.6 Filings, etc. No approval, consent, authorization or other order of, and no declaration, filing, registration, qualification or recording with, any governmental authority is required to be made by or on behalf of the Company in connection with the execution, delivery or performance of this Agreement or any other Transaction Agreement or the consummation of any of the transactions contemplated hereby or thereby, except for the filing of the Merger Certificate.

     4.7 Representations and Warranties of The Company and Omega. Each representation and warranty of the Company and/or Omega in any of the Merger Agreement, the Credit Agreement or the Bridge Loan Agreement is hereby confirmed as true and correct as fully as if set forth herein at length.

 5.  Certain Fees.

     5.1 Brokers Fees, etc. Each party hereto represents and warrants to each other party that, except for the fees payable to Goldman Sachs & Co. as described in the Bridge Loan Agreement, no broker's, finder's or placement fee or commission will be payable to any Person alleged to have been retained by such representing and warranting party with respect to any of the transactions contemplated by this Agreement or any of the other Transaction Agreements. Each party hereto hereby indemnifies each other party against and agrees that it will hold each other party harmless from any claim, demand or liability, including reasonable attorneys' fees, for any broker's, finder's or placement fee or commission alleged to have been incurred by such indemnifying party.

     5.2 Other Expenses of the Transactions. The Company represents and warrants that no expenses, Compensation, fees or commissions will be payable by the Company or Holdings or its Subsidiaries in connection with the transactions contemplated by this Agreement or any of the other Transaction Agreements, except for the fees and expenses described in Sections 5.1 and 14 hereof and other amounts disclosed in the Merger Agreement, Credit Agreement or Bridge Loan Agreement.

6. Closing Conditions. The obligation of each Purchaser to purchase any Securities pursuant to this Agreement shall be subject to the satisfaction, prior to or substantially contemporaneously with the making of such purchase at the Closing, of the following conditions, compliance with which, or the occurrence of which, may be waived in writing in whole or in part by such
Purchaser:

     6.1 Transaction Agreements, etc. The Transaction Agreements shall have been executed in substantially the form previously supplied to the Purchasers, which shall be reasonably satisfactory in form and substance to such Purchasers, and each such Transaction

Agreement shall be in full force and effect, no term or condition thereof having been amended, modified or waived except with the prior written consent of such Purchasers. The Charter of the Company shall be in the form previously supplied to the Purchasers.

     6.2  Representations, Warranties and Conditions; Officers' Certificate.
The representations and warranties of the Company contained herein shall be true and correct in all respects at and as of the Closing with the same force and effect as though made at and as of the Closing, both before and after giving effect to each of the Financing and the Merger; at or prior to the Closing, no material adverse change shall have occurred in the business, operations, assets, prospects or condition, financial or otherwise, of the Company or Holdings; at the time of the Closing (and after giving effect to the Financing and the Merger) no Default or Event of Default shall have occurred; and the Purchasers shall have received on the Closing Date a certificate of the Company to these effects and to the effect that the conditions specified in this Section 6 have been satisfied and that the Company has performed and complied with all agreements required by this Agreement or any other Transaction Agreement to be performed or complied with by it prior to or at the Closing, signed by the President of the Company.

     6.3 The Financing. The Company shall have transferred or caused Holdings to transfer to the Purchasers the Securities to be acquired by them hereunder. The transactions contemplated by the Credit Agreement, the Bridge Loan Agreement and the Management Subscription Agreement shall concurrently have been consummated.

     6.4 The Merger. The Merger shall concurrently have been consummated and become effective in accordance with the terms of the Merger Agreement and the Merger Certificate; and the Purchasers shall have received evidence, in form and substance reasonably satisfactory to it, that the Merger Certificate has been duly filed.

     6.5 Legality; Governmental Authorization; Consents, etc. The purchase of, and exchange or payment for, the Securities to be purchased by such Purchaser shall not be prohibited by any Legal Requirement applicable to it, and shall not subject it to any penalty, tax, liability or other onerous condition. All necessary or advisable consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or any other Person, including without limitation consents under and assignments of Contractual Obligations of the Company or Holdings or its Subsidiaries, with respect to any of the transactions contemplated by this Agreement or any of the other Transaction Agreements shall have been obtained or made and shall be in full force and effect.

     6.6 No Change in Law; Litigation, etc. No Legal Requirement shall have been enacted or become effective, nor shall any legislation have been introduced and favorably reported for passage to either house of Congress or any state legislature, nor shall have any investigation by any governmental authority or administrative body been commenced, nor shall any decision of any court of competent jurisdiction have been rendered, nor shall any litigation or other action or proceeding have been commenced, that in such Purchaser's reasonable judgment could materially and adversely affect, restrain, prevent or change the transactions contemplated by this Agreement or any of the other Transaction Agreements or that could otherwise cause a material adverse change in the business, operations, assets, prospects or condition, financial or otherwise, of the Company or Holdings.

     6.7 Proper Proceedings. All proper proceedings shall have been taken by each of the parties to this Agreement and the other Transaction Agreements to authorize such Agreements and the transactions contemplated hereby and thereby.

     6.8 General. All instruments and legal and corporate proceedings in connection with the transactions contemplated by this Agreement and the other Transaction Agreements shall be reasonably satisfactory in form and substance to the Purchasers, and the Purchasers shall have received counterpart originals, or certified or other copies, of all documents, including records of corporate proceedings and opinions of counsel, that they may have requested in connection therewith.

7. Covenants. In addition to its other undertakings herein, the Company covenants that so long as any Security shall remain outstanding it will comply, and will cause each of its Subsidiaries to comply, with such of the following provisions as are applicable to it:

     7.1 Payment of Notes. The Company will duly and punctually pay the principal of and premium, if any, and interest on the Notes.

     7.2  Certain Tax Matters.

          7.2.1   Allocation of Purchase Price.  The Company hereby agrees with
                  ----------------------------
     each Purchaser that (i) for the purposes of Sections 1271 through 1275 of the Code, the assumed price at which each of the Securities would have been issued had they been issued apart from the investment unit consisting of Securities is equal to the allocated cost thereof set forth on Schedule I hereto and that (ii) each such assumed price will be appropriately used by the Company for income tax purposes.

          7.2.2   Additional Taxes.  In the event that it is determined that
                  ----------------
     original issue discount exists with respect to any Note in an amount greater than the difference, if any, between the face amount of such Note and its allocated cost, determined in accordance with Section 7.2.1 hereof, with the result that the aggregate federal, state or city income taxes, or interest, penalties or additions to tax payable with respect to such Note from time to time are in excess of what they would have been otherwise (such excess being referred to as the "Additional Taxes"), the Company will pay to each holder or former holder of the Notes, as additional interest, an amount (the "Tax Compensation Amount") that, after deducting all federal, state and city taxes required to be paid by such holder with respect to the receipt of such amount, shall be equal to the Additional Taxes of such holder. The Tax Compensation Amount shall be paid within 30 days after receipt of a written demand therefor from such holder accompanied by a written statement setting forth the Additional Taxes and the Tax Compensation Amount payable (which written statement shall, at the request and expense of the Company, be verified by such holder's independent certified public accountants). For the purposes of determining the amount of the Additional Taxes and the Tax Compensation Amount, it shall be assumed that each holder's federal, state and city income tax rate is equal to the highest rate for such tax applicable to New York residents doing business in New York City.

 8.  Information and Reports to be Furnished.

     8.1 Reports. The Company and each of its Subsidiaries will maintain a system of accounting in which full, true and correct entries will be made of all dealings and transactions in relation to their business and affairs in accordance with generally accepted accounting principles, and the Company and each of its Subsidiaries will set aside on its books all proper reserves required by generally accepted accounting principles. The fiscal year of the Company and each of its Subsidiaries ends on or about December 31 each year, and will not be changed without the written consent of the Majority Holders. The Company will furnish the following financial statements, notices and other information to each original Purchaser so long as it holds any of the
Securities:

          8.1.1   Annual Statements.  The Company will furnish, as soon as
                  -----------------
     available, and in any event within ninety (90) days after the end of each fiscal year of the Company, the consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of each such fiscal year and the consolidated (and as to statements of income only, consolidating) statements of income, cash flows and changes in stockholders' equity for such year of the Company and its Subsidiaries, setting forth in each case in comparative form the figures for the next preceding fiscal year, accompanied by the unqualified report of independent certified public accountants of recognized national standing reasonably satisfactory to the Majority Holders, to the effect that such consolidated financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior years and present fairly and in all material respects the financial condition of the Company and its Subsidiaries at the dates thereof and the results of their operations and changes in their cash flows and stockholders' equity for the periods covered thereby, and the statement of such accountants that such accountants have caused the provisions of this Agreement and the other Transaction Agreements to be reviewed and that in the course of their audit of the Company and its Subsidiaries nothing has come to their attention to lead them to believe that any Default hereunder or default thereunder exists, or, if such is not the case, specifying such Default or possible Default and the nature thereof.

          8.1.2   Quarterly Reports.  The Company will furnish, as soon as
                  -----------------
available and in any event within forty-five (45) days after the end of each fiscal quarter in each fiscal year of the Company, the consolidated and consolidating balance sheets of the Company and its Subsidiaries as the end of such quarter and the consolidated (and as to statement of income data only, consolidating) statements of income, cash flows and changes in stockholders' equity for such quarter and the portion of the fiscal year then ended of the Company and its Subsidiaries, setting forth in each case the figures for the corresponding periods of the previous fiscal year in comparative form, all in reasonable detail.

          8.1.3   Monthly Reports.  The Company will furnish, as soon as
                  ---------------
practicable, and in any event within thirty (30) days after the end of each calendar month in each fiscal year of the Company, consolidated financial statements of the Company and its Subsidiaries for and as at the end of such month in the form customarily prepared by management for internal use.

          8.1.4   Officers' Certificates.  The Company will furnish, together
                  ----------------------
with delivery of financial statements of the Company and its Subsidiaries pursuant to Sections 8.1.1 and 8.1.2 above, a certificate of the Company and signed by the President and chief financial officer of each of the Company (i) to the effect that such statements have been prepared in accordance with generally accepted accounting principles consistently applied and present fairly and in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of their operations and cash flows and changes in their stockholders' equity for the periods then ended (but excluding, in the case of interim financial statements, normal year-end audit adjustments), and (ii) to the effect that such officers have caused the provisions of this Agreement, the other Transaction Agreements and the Charter of the Company and each of its Subsidiaries to be reviewed and have no knowledge of any Default hereunder or default thereunder, or if either such officer has such knowledge, specifying such Default or default and the nature thereof, and what action the Company has taken, is taking or proposes to take with respect thereto.

          8.1.5   Other Reports.  The Company will furnish:
                  -------------

                  (a) As soon as available, all budgets and projections relating to the Company or any of its Subsidiaries prepared for use by their respective boards of directors or management.

                  (b) With the quarterly statements furnished pursuant to
          Section 8.1.2 hereof, comparisons of actual results to budgets and projections furnished pursuant to Section 8.1.5(a) hereof.

                  (c) Promptly upon the Company's receipt thereof, copies of all audit reports (including without limitation so-called "management letters") submitted to the Company by independent public accountants in connection with each annual, interim or special audit of the books of the Company and its Subsidiaries made by such accountants.

                  (d) Copies of all information furnished under the Credit Agreement and the Bridge Loan Agreement simultaneous with the furnishing thereunder.

          8.1.6   Notice of Litigation, Defaults, etc.  The Company will
                  -----------------------------------
     promptly give notice of any litigation or any administrative proceeding (including without limitation any audit by tax authorities) to which they or any of their Subsidiaries may hereafter become a party that involves a potential liability equal to or greater than $250,000 (net of any amounts for which an insurance carrier has acknowledged responsibility), or that may otherwise result in any material adverse change in the business, operations, assets, prospects or condition, financial or otherwise, of the Company and its Subsidiaries. Forthwith upon any officer of the Company or any Subsidiary obtaining knowledge of any Default hereunder, any default or event of default under any other Transaction Agreement or under any agreement relating to Indebtedness for money borrowed or arising under notes or debentures or in respect of Capitalized Leases or purchase money obligations, the Company will furnish a notice specifying the nature and period of existence thereof and what action the Company has taken, is taking or proposes to take with respect thereto.

          8.1.7   Notices under Other Agreements.  The Company will furnish
                  ------------------------------
     copies of all notices given to them or to any of their Subsidiaries pursuant to any Transaction Agreement, or under any agreement relating to Indebtedness for money borrowed or arising under notes or debentures or in respect of Capitalized Leases or purchase money obligations, contemporaneously with the receipt thereof, and will furnish copies of all notices and reports sent by the Company or any of its Subsidiaries pursuant to any Transaction Agreement or under any such other agreement contemporaneously with the sending thereof.

     8.2 Other Information; Management Rights. From time to time upon request of any authorized partner, designee or officer of any original Purchaser so long as it holds any Securities or of any Person holding in the aggregate 10% or more of the aggregate principal amount of Notes then outstanding or holding 5% or more of the Common Stock constituting Securities (excluding any such shares that have been sold in a registered public offering or in a "brokers transaction" within the meaning of Rule 144) the Company will furnish to such authorized partner, designee or officer, and their representatives, such information regarding the business of the Company and its Subsidiaries (including materials furnished to the directors of the Company and its Subsidiaries at or in connection with board meetings) as such partner, designee or officer may reasonably request. Each such partner, designee or officer, and their representatives, shall have the right during normal business hours to make an independent examination of the books and records of the Company or any of its Subsidiaries, to make copies, notes and abstracts therefrom, and to discuss their business, affairs and financial condition with the officers, employees and accountants of the Company. Each such partner, designee or officer shall have the right during normal business hours to consult with and advise the directors and executive officers of the Company and its Subsidiaries with respect to major policy matters, and thereby participate in the management of the Company and its Subsidiaries; provided, however, that no such partner, designee or officer shall thereby have any right to direct the management or policies of the Company or any of its Subsidiaries.

9.   Defaults.

     9.1 Events of Default; Remedies. If any one or more of the following events (herein referred to as "Events of Default") shall happen, that is to say:

          9.1.1 The Company shall fail to make any payment in respect of (i) the principal of or premium on any of the Notes as the same shall become due, whether at maturity or by acceleration or otherwise, or (ii) the interest on any of the Notes as the same shall become due and such failure to pay interest shall continue for a period of two (2) business days; or

          9.1.2 The Company or any of its Subsidiaries shall fail to perform or observe any of the provisions of Sections 7 or 8 hereof and such failure shall not have been rectified or cured to the reasonable satisfaction of the Majority Holders within thirty (30) days after the occurrence of such failure; or

          9.1.3 The Company or any of its Subsidiaries shall fail to perform or observe any other covenant, agreement or provision to be performed or observed by it under this Agreement, any other Financing Agreement or its Charter, and such failure shall not be rectified or cured to the reasonable satisfaction of the Majority Holders within thirty (30) days after the occurrence of such failure; or

          9.1.4 Any representation or warranty of the Company contained in or made at any time in connection with this Agreement or any other Financing Agreement, including without limitation any representation or warranty incorporated by reference in any of the foregoing, shall prove (as such representation or warranty would read if all qualifications as to materiality or knowledge were deleted from it) to have been false in any material respect on any date as of which it was made; or

          9.1.5 The Company or any of its Subsidiaries shall fail to make any required payment on any Indebtedness (other than the Notes) of the Company or any of its Subsidiaries for money borrowed or arising under notes or debentures or in respect of Capitalized Leases or purchase money obligations in an aggregate principal amount outstanding exceeding $250,000, including without limitation any Indebtedness under the Credit Agreement or the Bridge Loan Agreement, or the Company or any of its Subsidiaries shall fail to perform or observe any of the material covenants or provisions contained in any Contractual Obligation evidencing, securing, governing or otherwise relating to any such Indebtedness, or in its Charter, or any other event shall occur or condition exist, the effect of which failure, event or condition is (or, with the giving of notice or the passage of time or both, would be) to cause, or to permit the holders of any such Indebtedness (or a trustee or agent on behalf of such holders) to cause, any such Indebtedness to become due prior to its stated maturity, or to permit the holder of any security to elect (other than by virtue of rights as a holder of common equity) any director of the Company or any of its Subsidiaries; or

          9.1.6 Any lien, claim, security interest or other encumbrance (a "Lien") securing any Indebtedness of the Company or any of its Subsidiaries in an aggregate principal amount outstanding exceeding $250,000 shall be enforced; or

          9.1.7 Any share of common stock of the Company shall be transferred in willful violation of the Stockholders Agreement; or

          9.1.8 A final judgment that, in the aggregate with other outstanding final judgments against the Company and its Subsidiaries, exceeds $250,000 shall be rendered against the Company or any Subsidiary if, within thirty
     (30) days after entry thereof, such judgment shall not have been discharged or stayed pending appeal or good faith efforts to settle, or within thirty
     (30) days after expiration of such stay such judgment shall not have been discharged; or

          9.1.9  The Company or any of its Subsidiaries shall:

                 (a) commence a voluntary case under Title 11 of the United States Code as from time to time in effect, or authorize, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

                 (b) have filed against it a petition commencing an involuntary case under said Title 11, which petition shall not have been dismissed or stayed within 30 days;

                 (c) seek relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief;

                 (d) have entered an order by a court of competent jurisdiction
          (i) finding it to be bankrupt or insolvent, (ii) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors or (iii) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property; or

                 (e) make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint or consent to the appointment of a receiver or other custodian for all or a substantial part of its property;

     then and in each and every such case, subject to the subordination agreements set forth in the Notes and the guarantee, (A) the holder or holders of the Applicable Remedy Percentage or more in outstanding principal amount of the Notes may proceed to protect and enforce its or their available rights by suit in equity (including without limitation a suit for rescission), action at law and/or other appropriate proceeding either for specific performance of any covenant, provision or condition contained in this Agreement or in the Notes, or in aid of the exercise of any power granted to them in this Agreement or in the Notes, and (unless there shall have occurred an Event of Default under Section 9.1.9 hereof, in which case the unpaid principal amount of the Notes shall automatically become due and payable) may by notice to the Company declare all or any part of the unpaid principal amount of the Notes then outstanding to be forthwith due and payable, and thereupon such unpaid principal amount or part thereof, together with interest accrued thereon and, to the extent permitted by law, an amount equal to any premium that would be payable on the date of such declaration (or the soonest date thereafter on which a voluntary prepayment would be permitted) upon a voluntary prepayment, shall become so due and payable without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived, and such holder or holders may proceed to enforce payment of such amount or part thereof in such manner as it or they may elect; and (B) any holder or holders of the Applicable Remedy Percentage or more of the outstanding shares of Common Stock (other than shares of Common Stock sold in a registered public offering or to the public in a "brokers transaction" within the meaning of Rule 144) may proceed to protect and enforce its or their rights by suit in equity (including without limitation a suit for rescission), action at law and/or other appropriate proceeding either for specific performance of any covenant, provision or condition contained in this Agreement or any term of the Charter of the Company, or in aid of the exercise of any power granted to them in this Agreement or in the Charter of the Company.

     9.2 Annulment of Defaults. A Default or Event of Default shall not be deemed to have occurred or to be in existence for any purpose of this Agreement if the Majority Holders shall have expressly waived such event in writing pursuant to Section 9.4 hereof or stated in writing that the same has been cured to their reasonable satisfaction. No waiver pursuant to this Section 9.2 shall extend to or affect any subsequent Default or Event of Default or impair the rights of any holder of Securities upon the occurrence thereof.

     9.3 Waivers. The Company hereby waives to the extent not prohibited by applicable law that cannot itself be waived (i) all presentments, demands for performance, notices of nonperformance (except to the extent required by the provisions hereof), protests, notices of protest, notices of intent to accelerate and notices of dishonor in connection with any of the Notes, (ii) any requirement of diligence or promptness on the part of any holder of Securities in the enforcement of such holder's rights under the provisions of this Agreement or any other Financing Agreement, (iii) any and all notices of every kind and description that may be required to be given by any Legal Requirement and (iv) any defense of any kind (other than payment) that The Company may now or hereafter have with respect to its liability under this Agreement or any other Financing Agreement.

     9.4 Course of Dealing, Waiver Procedure, etc. No course of dealing between the Company or any of its Affiliates on the one hand, and any holder of Securities or any of such holder's Affiliates, on the other hand, nor, except as set forth in the last sentence of this Section 9.4, any action by any holder of Securities or any of its Affiliates, nor any action by any director (including without limitation any director who is an authorized signatory of any holder of Securities or a director for whose election any holder of Securities shall have voted), shall operate as a waiver of the rights of such holder under this Agreement, any other Financing Agreement or any Security. No delay or omission in exercising any right under this Agreement or any other Financing Agreement shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. No waiver or consent shall be binding upon any holder of any Securities unless it is given in a writing stating that such writing is a waiver or consent, as the case may be, given pursuant to this Section 9.4, and signed by such one or more of the holders of the Securities as may be required by the provisions of this Agreement.

10.  Payment On Securities; Registration; Transfer.

     10.1 Home Office Payment. All payments made to the Purchasers in respect of Securities held by them shall be made in federal or other immediately available funds in lawful money of the United States for credit, not later than 12:00 noon, New York time, to their respective accounts as set forth on Schedule II hereto, and shall be accompanied by sufficient information to identify the source and application thereof and instructions to give advice by telephone as set forth on Schedule II, or in any case by such other reasonable method or at such other address as any Purchaser shall have from time to time notified the Company. Each Purchaser agrees that, before any Note is assigned or transferred, such Purchaser will, at its election, surrender such Note for a new Note as provided in Section 10.2 hereof, or make or cause to be made a notation thereon of principal payments previously made and of the date to which interest thereon has been paid and notify the Company of the name and address of the transferee of such Note.

     10.2  Registration, Transfer and Exchange of Notes.

          10.2.1   Notes Register. The Company shall keep at its principal
                   --------------
     office a register in which shall be entered the names and addresses of the registered holders of the Notes and particulars of the respective Notes held by them and of all transfers of such Notes. References to the "holder" or "holder of record" of any Note shall mean the payee thereof unless the payee shall have presented such Note to the Company for transfer and the transferee shall have been entered in said register as a subsequent holder, in which case the terms shall mean such subsequent holder. The ownership of the Notes shall be proven by such register.

          10.2.2   Transfer. The holder of any of the Notes may at any time and
                   --------
     from time to time prior to maturity or redemption thereof surrender any Note held by it for exchange or (subject to compliance with the applicable provisions of Section 11 hereof) transfer at said office of the Company. Within a reasonable time thereafter and without expense (other than transfer taxes, if any) to such holder, the Company shall issue, at its expense, in exchange therefor another Note or Notes, dated the date to which interest has been paid on the surrendered Note, for the same aggregate principal amount as the principal amount of the Note or Notes so surrendered, having the same maturity and rate of interest, containing the same provisions and subject to the same terms and conditions as the Note or Notes so surrendered. Each such new Note shall be in the denominations and registered in the name of such Person or Persons as the holder of such surrendered Note or Notes may designate in writing, and such exchange shall be made in a manner such that no additional or lesser amount of principal or interest shall result. The Company will pay shipping and insurance charges, from and to each holder's principal office, involved in the exchange or transfer of any Note.

          10.2.3   Registration.  Each Note issued hereunder, whether originally
                   ------------
     or in substitution for, or upon transfer or exchange of, any Note shall be registered on the date of execution thereof by the Company. The registered holder of record shall be deemed to be the owner of the Note for all purposes of this Agreement and, subject to the provisions hereof, shall be entitled to the principal, premium, if any, and interest evidenced by such Note free from all equities or rights of set-off or counterclaim between the Company and the transferor of such holder of record or any previous holder of record thereof. All notices given hereunder to the holder of record shall be deemed validly given if given in the manner specified in
     Section 18 hereof.

     10.3 Transfer and Exchange of Common Stock. The Company shall keep at its principal office a register in which shall be entered the names and addresses of the holders of shares of Common Stock issued by it and particulars of the Common Stock held by them and of all transfers of such Common Stock. Upon surrender at such office of any certificate representing shares of Common Stock for registration of exchange or (subject to compliance with the applicable provisions of Section 11 hereof) transfer, the Company shall issue, at its expense, one or more new certificates, in such denomination or denominations as may be requested, for shares of such Common Stock, and registered as such holder may request. Any certificate representing shares of Common Stock surrendered for registration of transfer shall be duly endorsed, or accompanied by a written instrument of transfer duly executed by the holder of such certificate or his attorney duly authorized in writing.

     10.4 Replacement of Securities. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Note or certificate evidencing Common Stock and, in the case of any such loss, theft or destruction, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, in the case of any Security held by any Purchaser or another institutional holder or such Purchaser's or holder's nominee, of an unsecured indemnity agreement from such Purchaser or such other holder reasonably satisfactory to the Company), or, in the case of any such mutilation, upon the surrender of such Security for cancellation to The Company at its principal office, the Company at its expense will execute and deliver, in lieu thereof, a new Note or certificate of like tenor, dated in the case of a Note so that there will be no loss of interest. Any Security in lieu of which any such new Security has been so executed and delivered by the Company shall not be deemed to be an outstanding Security for any purpose of this Agreement.

11. Restrictions On Transfer. All Securities acquired by the Purchasers hereunder and all securities issued in exchange therefor or upon transfer thereof ("Restricted Securities") shall be transferable only upon satisfaction of the conditions specified in this Section 11.

     11.1 Restrictive Legend. Except as otherwise permitted by this Section 11, each Note shall bear a legend in substantially the form set forth below, as the case may be, and each certificate representing Common Stock shall bear a legend in the form specified in the Stockholders Agreement.

     "This Note has not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred in the absence of such registration or an exemption therefrom under such Act. Furthermore, this Note may be sold or otherwise transferred only in compliance with the conditions specified in the Merger Financing Agreement hereinafter referred to, a complete and correct copy of which is available for inspection at the principal office of the issuer of this Note and will be furnished without charge to the holder of this Note upon written request."

     11.2 Notice of Proposed Transfer; Opinions of Counsel. Prior to any transfer of any Restricted Securities that are not registered under an effective registration statement under the Securities Act (other than a transfer pursuant to Rule 144 under the Securities Act), the holder thereof will give written notice to the Company of such holder's intention to effect such transfer, describing in reasonable detail the manner of the proposed transfer. If any such holder delivers to the Company an opinion of Ropes & Gray or other counsel reasonably acceptable to the Company to the effect that the proposed transfer may be effected without registration of such Restricted Securities under the Securities Act and the written agreement of the proposed transferee to be bound by all of the terms and conditions contained in this Agreement and the Stockholders Agreement and applicable to the Purchasers, such holder shall thereupon be entitled, within 60 days thereafter, to transfer such Restricted Securities in accordance with the terms of the notice delivered by such holder to the Company.

     11.3 Termination of Restrictions. The restrictions imposed by Section 11.2 hereof upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (i) when, in the opinion of Ropes & Gray or other counsel reasonably acceptable to the Company, such restrictions are no longer required in order to ensure compliance with the Securities Act or (ii) when such Restricted Securities shall have been effectively registered under the Securities Act or transferred pursuant to Rule
144. Whenever (i) such restrictions shall cease and terminate as to any Restricted Securities or (ii) such Security shall be transferable under paragraph (k) of Rule 144, the holder thereof shall be entitled to receive from The Company, without expense, (a) in the case of Notes, new Notes of like tenor not bearing the legend set forth in Exhibit 2.1(a) hereto, as the case may be, or (b) in the case of Common Stock, new certificates not bearing the legend referred to in Section 11.1 hereof.

12. Definitions Reference Table. The following terms defined elsewhere in this Agreement in the Sections set forth below shall have the respective meanings therein defined:


     Term                               Definition
     ----                               ----------

"Additional Taxes"                     Section 7.2.2
"Bank"                                 Recital 3
"Closing"                              Recital 4
"Bridge Loan Agreement"                Recital 3
"Closing Date"                         Recital 4
"Common Stock"                         Recital 2.2
"The Company"                          Preamble
"Credit Agreement"                     Recital 3
"Event of Default"                     Section 9.1
"Financing"                            Recital 2
"holder"                               Section 10.2.1
"holder of record"                     Section 10.2.1
"indemnified liabilities"              Section 14
"indemnitees"                          Section 14
"Indemnity Note"                       Recital 3
"Indemnity Note Letter of Credit"      Recital 3
"ISI Warrant"                          Recital 4.2
"Lien"                                 Section 9.1.6

"Management Stockholders"              Recital 3
"Management Subscription Agreement"    Recital 3
"Merger"                               Recital 3
"Merger Agreement"                     Recital 1
"Merger Certificate"                   Recital 3
"Notes"                                Recital 2
"Omega"                                Recital 2
"Option Plan"                          Recital 3
"Purchasers"                           Preamble
"Restricted Securities"                Section 11
"Securities"                           Recital 2
"Stockholders Agreement"               Recital 3
"Tax Compensation Amount"              Section 7.2.2
"Transaction Agreements"               Recital 3

13.  Additional Definitions.

     13.1  "Affiliate" shall mean, with respect to any specified Person, (i)
            ---------
any Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person or any of its Subsidiaries,
(ii) any Person who is or has been within five years an officer, director or direct or indirect beneficial holder of at least 5% of any class of the outstanding capital stock of such specified Person or any of its Subsidiaries,
(iii) any Person of which such specified Person or an Affiliate (as defined in clause (i) or (ii) above) thereof shall, directly or indirectly, beneficially own at least 5% of any class of outstanding capital stock or other evidence of beneficial interest, (iv) in the event that such specified Person is BCC or any Purchaser, any general or limited partner or advisory board member of any Purchaser and any general or limited partner of any partner of any Purchaser and
(v) Members of the Immediate Family of any of the foregoing; provided, however, that neither BCC, nor any Purchaser, nor any Person that, absent the investment of the Purchasers in the Securities, would be an Affiliate (as defined by the provisions of this Section 14.1 other than this proviso) of BCC or any Purchaser shall be an Affiliate of the Company or any of its Subsidiaries for the purposes of this Agreement or any other Contractual Obligation incorporating this definition by reference; and provided, further, that no Person shall for the purpose of this Agreement or any other Contractual Obligation incorporating this definition by reference be an Affiliate of BCC or any Purchaser unless such Person would, absent the investment of the Purchasers in the Securities, be an Affiliate (as defined by the provisions of this Section 14.1 other than this proviso) thereof; provided, further, no Person shall be deemed to be an Affiliate of another Person solely by reason of the fact that control is exercised over the former by the latter pursuant to a Contractual Obligation arising in the ordinary course of business.

     13.2  "Applicable Remedy Percentage" shall mean greater than fifty percent
            ----------------------------
(50.0%).

     13.3   "BCC" shall mean Butler Capital Corporation, a New York corporation.
             ---

     13.4   "By-laws" shall mean all written rules, regulations and by-laws, and
             -------
all other documents (other than the Charter), relating to the management, governance or internal regulation of a Person (other than an individual) or interpretative of the Charter of such Person, each as from time to time in effect.

     13.5   "Capitalized Lease" shall mean any lease that is or should be
             -----------------
capitalized on the balance sheet of the lessee in accordance with generally accepted accounting principles.

     13.6   "Capitalized Lease Obligations" shall mean the amount of the
             -----------------------------
liability reflecting the aggregate discounted amount of future payments under all Capitalized Leases calculated in accordance with generally accepted accounting principles.

     13.7   "Charter" shall mean the certificate or articles of incorporation or
             -------
organization, statute, constitution, joint venture or partnership agreement or articles or other charter documents of any Person (other than an individual), each as from time to time in effect.

     13.8   "Code" shall mean the federal Internal Revenue Code of 1986 or any
             ----
successor statute, and the rules and regulations thereunder, and in the case of any referenced section of any such statute, rule or regulation, any successor section thereof, collectively and as from time to time amended and in effect.

     13.9   "Commission" shall mean the Securities and Exchange Commission or
             ----------
any other federal agency at the time administering the Securities Act or the Exchange Act.

     13.10  "Compensation," as applied to any Person, shall mean the
             ------------
aggregate of all salaries, compensation, remuneration or bonuses of any character, and medical, surgical, dental, hospital, disability, unemployment, retirement, pension, profit sharing, vacation, insurance or fringe benefits of any kind, or other payments of any kind whatsoever made directly or indirectly by the Company or any of its Subsidiaries to such Person, Members of the Immediate Family of such Person or Affiliates of such Person.

     13.11  "consolidated" and "consolidating," when used with reference to
             ------------       -------------
any term, shall mean that term as applied to the accounts of the Company and its Subsidiaries or such of their respective Subsidiaries as may be specified, consolidated in accordance with generally accepted accounting principles, and with appropriate deductions for minority interests in Subsidiaries.

     13.12  "Contractual Obligation" shall mean, with respect to any Person,
             ----------------------
any contract, agreement, deed, mortgage, lease, license, other instrument, commitment, undertaking, written or oral, or other document, including without limitation any Charter or By-law provisions and any document or instrument evidencing Indebtedness, to which or by which such Person is a party or otherwise subject or bound or to which or by which any property or asset of such Person is subject or bound.

     13.13  "Default" shall mean an Event of Default as defined in Section 9.1
             -------
hereof or an event or condition that with the passage of time or giving of notice, or both, would, absent cure, become such an Event of Default.

     13.14  "Enforceable" shall mean, with respect to any Contractual
             -----------
Obligation, that such Contractual Obligation is the legal, valid and binding obligation of the Person in question, enforceable against such Person in accordance with its terms, except to the extent that enforcement of the rights and remedies created thereby is subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

     13.15  "ERISA" shall mean the federal Employee Retirement Income Security
             -----
Act of 1974 or any successor statute, and the rules and regulations thereunder, and in the case of any referenced section of any such statute, rule or regulation, any successor section thereto, collectively and as from time to time amended and in effect.

     13.16  "Exchange Act" shall mean the Securities Exchange Act of 1934 or any
             ------------
successor federal statute, and the rules and regulations of the Commission thereunder, and in the case of any referenced section of any such statute, rule or regulation, any successor section thereto, collectively and as from time to time amended and in effect.

     13.17  "Financing Agreements" shall mean this Agreement, the Notes, and any
             --------------------
other present or future agreements relating to this Agreement from time to time entered into between the Company or its Subsidiaries and the holders of any Securities or that is stated to be a Financing Agreement, as from time to time amended or modified, and all statements, reports or certificates delivered by the Company or any of its Subsidiaries to such holders in connection herewith or therewith.

     13.18  "generally accepted accounting principles" shall mean generally
             ----------------------------------------
accepted accounting principles, as defined by the Financial Accounting Standards Board.

     13.19  "Guarantee" shall mean (i) any guarantee of the payment or
             ---------
performance of, or any contingent obligation in respect of, any Indebtedness or other obligation of any other Person, (ii) any other arrangement whereby credit is extended to one obligor on the basis of any promise or undertaking of another , (A) to pay the Indebtedness of such obligor, (B) to purchase any obligation owed by such obligor, (C) to purchase or lease assets (other than inventory in the ordinary course of business) under circumstances that would enable such obligor to discharge one or more of its obligations, or (D) to maintain the capital, working capital, solvency or general financial condition of such obligor, whether or not such arrangement is disclosed in the balance sheet of such other or is referred to in a footnote thereto, and (iii) any liability as general partner of a partnership or as a venturer in a joint venture in respect of Indebtedness or other obligations of such partnership or venture.

     13.20  "Indebtedness" shall mean all obligations, contingent or otherwise,
             ------------
that in accordance with generally accepted accounting principles would be required to be presented upon the obligor's balance sheet as liabilities, but in any event including liabilities secured by any Lien existing on property owned or acquired by the obligor or a Subsidiary thereof, whether or not the liability secured thereby shall have been assumed, Capitalized Lease Obligations and all Guarantees, endorsements and other contingent obligations in respect of Indebtedness of others.

     13.21  "Investment" shall mean (i) any share of capital stock, evidence of
             ----------
Indebtedness or other security issued by any other , (ii) any loan, advance, or extension of credit to, or contribution to the capital of, any other Person,
(iii) any purchase of the securities or an interest in the assets constituting a business or a discrete part of a business of any other Person, or commitment or option to make such purchase if, in the case of an option, the consideration therefor exceeds ten percent of the value of the securities or assets subject thereto, and (iv) any other investment; provided, however, that the term "Investment" shall not include (A) current trade and customer accounts receivable arising in the ordinary course of business and payable in accordance with customary trade terms or prepaid assets arising in the ordinary course of business, (B) advances to employees for travel expenses, drawing accounts and similar expenditures, (C) stock or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to the Company or any of its Subsidiaries or as security for any such Indebtedness or claim, or (D) demand deposits in banks or trust companies. The amount of an Investment outstanding at any time shall be determined in accordance with generally accepted accounting principles; provided, however, that no Investment shall be increased as a result of an increase in the undistributed retained earnings of the Person in whom an Investment was made or decreased as a result of an equity interest in the losses of any such Person.

     13.22  "Legal Requirement" shall mean any federal, state, local or foreign
             -----------------
law, statute, standard, ordinance, code, order, rule, regulation, resolution, promulgation, or any order, judgment or decree of any court, arbitrator, tribunal or governmental authority, or any license, franchise, permit or similar right granted under any of the foregoing, or any similar provision having the force and effect of law.

     13.23  "Majority Holders" shall mean, with respect to any class(es) or
             ----------------
type(s) of Securities issued hereunder, the holder or holders at the relevant time of more than fifty percent (50%) of the outstanding principal amount or the number of outstanding shares, as the case may be, of the specified class(es) or type(s) of Securities or, if no class or type is specified, the holder or holders at the relevant time of each of (i) more than fifty percent (50.0%) in outstanding principal amount of the Notes and (ii) more than fifty percent (50.0%) of the outstanding shares of Common Stock constituting Securities (excluding any such shares that have been sold in a registered public offering or in a "brokers transaction" within the meaning of Rule 144).

     13.24  "Material Adverse Effect" means any adverse effect on the business,
             -----------------------
operations, assets, prospects or condition, financial or otherwise, of the Company and its Subsidiaries (on a consolidated basis) that, when considered together with all other adverse changes and effects with respect to which such phrase is used in this Agreement, would be material to the business, operations, assets, prospects or condition, financial or otherwise, of the Company and its Subsidiaries (on a consolidated basis).

     13.25  "Members of the Immediate Family" shall mean, with respect to any
             -------------------------------
individual, each spouse, parent, brother, sister or child of such individual, each spouse of any such Person, each child of any of the aforementioned Persons, each trust created in whole or in part for the benefit of one or more of such Persons and each custodian or guardian of the property of one or more such Persons.

     13.26  "Person" shall mean any individual, partnership, corporation, the
             ------
Company, association, trust, joint venture, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

     13.27  "Rule 144" shall mean Rule 144 of the rules and regulations of the
             --------
Commission promulgated under the Securities Act, and any successor rule or regulation thereto, and in the case of any referenced section of such rule, any successor section thereto, collectively and as from time to time amended and in effect.

     13.28  "Securities Act" shall mean the Securities Act of 1933 or any
             --------------
successor federal statute, and the rules and regulations of the Commission thereunder, and in the case of any referenced section of any such statute, rule or regulation, any successor section thereto, collectively and as from time to time amended and in effect.

     13.29  "Subsidiary" shall mean any Person of which the Company or other
            ----------
specified Person shall at the time own directly or indirectly through a Subsidiary at least a majority of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally or at least a majority of the partnership, joint venture or similar interests, or in which the Company or other specified Person is a general partner or joint venturer without limited liability.

     13.30  "Tax Liabilities" shall mean all liabilities (absolute, accrued,
             ---------------
contingent, determined or determinable) in respect of (i) any taxes (including without limitation taxes required to be withheld from employees' salaries and other withholding taxes and obligations and all deposits required to be made with respect to such withholding taxes or otherwise) arising under any Legal Requirement or (ii) any interest, penalties, assessments, additions to tax or deficiencies arising in connection with any such taxes.

     13.31  "Wholly Owned Subsidiary" shall mean any Subsidiary all of the
             -----------------------
outstanding capital stock (or other shares of beneficial interest) entitled to vote generally other than directors' qualifying shares is owned by the Company or other specified Person, directly or indirectly through a Wholly Owned Subsidiary.

14. Expenses, Etc. Whether or not any of the transactions contemplated by this Agreement and the other Transaction Agreements shall be consummated, the Company agrees to pay, or to cause its Subsidiaries to pay, on demand, all expenses and costs in connection with such transactions and operations hereunder and thereunder, including without limitation (i) the reasonable fees and expenses of counsel to the Purchasers arising in connection with the preparation, negotiation and execution of this Agreement and the other Transaction Agreements and the consummation of the transactions contemplated hereby and thereby, (ii) the reasonable fees and expenses of accountants, consultants and other professionals engaged by the Purchasers or BCC in connection with consummation of such transactions, (iii) the out-of-pocket and overhead expenses incurred by any Purchaser or BCC in connection with the consummation of such transactions, the providing of any consulting or other services to the Company or any of its Subsidiaries or the attendance at any meeting of the board of directors (or any committee thereof) of the Company or any of its Subsidiaries, (iv) all Tax Liabilities (other than Tax Liabilities based upon or measured by income), including without limitation recording or filing fees and sales, transfer and documentary stamp and other similar Tax Liabilities, at any time payable in respect of any Security or this Agreement, any other Transaction Agreement or any of the transactions contemplated hereby or thereby, (v) all expenses (including without limitation reasonable attorneys' fees and expenses) incurred in respect of the exercise or performance, or the preservation or enforcement, of any right granted to any holder of Securities hereunder or under any other Transaction Agreement, and (vi) all expenses (including without limitation reasonable attorneys' fees and expenses) in connection with any amendments or waivers of, or consents under, this Agreement or any other Transaction Agreement (whether or not the same becomes effective).

     In consideration of the execution, delivery and performance of this Agreement by the Purchasers, the Company hereby agrees to indemnify, exonerate and hold, and to cause each of its Subsidiaries, jointly and severally, to indemnify, exonerate and hold each Purchaser and BCC and each of their respective partners, officers, directors, advisory board members, employees and agents (collectively, the "indemnitees") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and expenses in connection therewith, including without limitation reasonable attorneys' fees and disbursements (collectively, the "indemnified liabilities"), incurred by the indemnitees or any of them as a result of, or arising out of, or relating to any transaction financed or to be financed in whole or in part directly or indirectly with proceeds from the sale of any of the Securities, or the execution, delivery, performance or enforcement of this Agreement or any other Transaction Agreement, or the service of any indemnitee as an officer or director of the Company or any of its Subsidiaries, or any litigation or investigation instituted by any governmental agency or any other Person and involving the Company, any Affiliate of the Company or any indemnitee, except for any such indemnified liabilities arising on account of any indemnitee's gross negligence or willful misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make, and to cause each of its Subsidiaries to make, the maximum contribution to the payment and satisfaction of each of the indemnified liabilities that is permissible under applicable law.

     The obligations of the Company and its Subsidiaries under this Section 15 shall survive payment for or transfer of any or all of the Securities.

15. Limited Liability of Partners. The Company agrees that it will not, nor will any of its Subsidiaries or Affiliates, hold any of the partners of any Purchaser or any other holder of any Security to any personal liability, including any liability for obligations arising under or in connection with this Agreement, the other Transaction Agreements, or the transactions contemplated hereby or thereby.

16. Notices. Any notice or other communication in connection with this Agreement, any other Financing Agreement or the Securities shall be effective only if given in writing (or in the form of a telex or telecopy) addressed as provided below and either (i) actually delivered at said address or (ii) in the case of a letter, seven business days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified:

     If to the Company, to it at the following address:

           1205 Peters Drive
           Waterloo, Iowa  50703
           Attention: Chief Executive Officer
           Telecopy:  319-235-5827

or at such other address as the Company shall have specified by notice actually received by the addressor, with a copy to:

           Butler Capital Corporation
           767 Fifth Avenue, 6th Floor
           New York, New York 10153
           Attention: Costa Littas

           Telecopy:  212-759-0876

     If to any Purchaser, to it at its address set forth on Schedule II hereof, or at such other address as such Purchaser shall have specified by notice actually received by the addressor, with a copy to Ropes & Gray, One International Place, Boston, Massachusetts, 02110-2624, Attention: R. Newcomb Stillwell, Esq., Telecopy: 617-951-7050.

     If to any other holder of record of any Security, to it at its address set forth in the register referred to in Section 10 hereof.

17. Survival of Covenants, Etc. All covenants, agreements, representations and warranties made herein or in any other document referred to herein or delivered to any Purchaser pursuant hereto shall be deemed to have been material and relied upon by such Purchaser, notwithstanding any investigation made by such Purchaser or on its behalf, and shall survive the execution and delivery to such Purchaser of this Agreement and of the Securities.

18. Amendments and Waivers. Except as otherwise explicitly provided herein, any term of this Agreement or of the Notes may be amended, and the observance of any term of this Agreement or of the Notes may be waived, and any consent may be granted hereunder (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Majority Holders; provided, however, that no such amendment or waiver shall (i) reduce the percentage of any type of Securities the holders of which are required to consent to any such amendment or waiver, (ii) increase the percentage of the holders of such type of Securities required to exercise the remedies provided in Section 8.1 hereof, (iii) decrease the percentage of the holders of such type that may annul any Event of Default as provided in Section
8.2 hereof or (iv) reduce the principal amount of, or reduce the rate of interest on, or reduce the amount of premium payable on any prepayment of, such type of Securities, without in each case the prior written consent of all holders of such type of Securities (other than Securities sold in a registered public offering or in a "brokers transaction" within the meaning of Rule 144). Any amendment or waiver effected in accordance with this Section 18 or consent given pursuant to this Section 18 shall be binding upon the Company and each holder of any Security.

19.  Consent to Jurisdiction; Jury Trial Waiver.

     19.1 Consent to Jurisdiction. The Company by its execution hereof (i) hereby irrevocably submits, and agrees to cause each of its Subsidiaries to submit, to the exclusive jurisdiction of the federal and state courts of the State of Delaware (provided that any Purchaser may bring any such action, suit or proceeding against the Company in any jurisdiction in which the Company is subject to personal jurisdiction) for the purpose of any suit, action or other proceeding out of or based upon this Agreement or any other

Transaction Agreement or the subject matter hereof or thereof, and (ii) hereby waives, and agrees to cause each of its Subsidiaries to waive, to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its Subsidiaries to assert, by way of motion, as a defense or otherwise, in any such proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or any other Transaction Agreement, or the subject matter hereof or thereof may not be enforced in or by such court. The Company hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 16 hereof is reasonably calculated to give actual notice.

     19.2 Waiver of Jury Trial. To the extent not prohibited by applicable law that cannot be waived, each of the Purchasers and the Company hereby waives, and agrees to cause each of its Subsidiaries to waive, and covenants that neither it nor any of its Subsidiaries will assert (whether as plaintiff, defendant or otherwise) any right to trial by jury in any forum in respect of any issue, claim, demand, action or cause of action arising out of or based upon this Agreement or any other Transaction Agreement or the subject matter hereof or thereof or any Financing Obligation or in any way connected with or related or incidental to the dealings of any Purchaser, the Company or any of its Subsidiaries in connection with any of the above, in each case whether now existing or hereafter arising and whether in contract or tort or otherwise. The Company acknowledges that it has been informed by the Purchasers that this
Section 19.2 constitutes a material inducement upon which the Purchasers are relying and will rely in entering into this Agreement and any other present or future Financing Agreements. The Company or any Purchaser may file an original counterpart or a copy of this Section 19.2 with any court as written evidence of the consent of the Company and each Purchaser to the waiver of its right to trial by jury.

20. Choice of Law; Miscellaneous. This Agreement may be executed in any number of counterparts each of which shall be an original but which together shall constitute one instrument, which shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. Immediately after the consummation of the Merger, Holdings, as successor to the obligations of the Company under this Agreement and the other Financing Agreements, will execute this Agreement and cause Omega to execute this Agreement. In addition, immediately after the consummation of the Merger, Holdings will cause Omega to deliver to each Purchaser a guaranty of the obligations of the Company in respect of the Notes held by such Purchaser in the form included in Exhibit 2.1(a). This Agreement and the other Financing Agreements and

Transactions Agreements set forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby. In the event that any provision hereof would, under applicable law, be invalid or unenforceable, such provision shall, to the extent permitted under applicable law, be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent possible under applicable law. The provisions of this Agreement are severable, and in the event that any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. In addition, whether or not any express assignment has been made, the provisions of this Agreement that are for the benefit of any Purchaser as the holder of any Security shall also inure to the benefit of, and be enforceable by, all subsequent holders of such Securities, except where reference is explicitly made only to the original Purchasers or expressly not assigned; and any provision of this Agreement referring to a specified percentage of any Security held by the Purchasers shall also be deemed to refer to any holder or holders of such specified percentage of such Security, except as otherwise expressly provided herein.

                          [SPACE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound by the terms hereof, have hereunto set their hands, under seal, as of the date first above written.


                           OMEGA MERGER CORP.


                           By
                             ---------------------------------
                             Title:


                           OMEGA HOLDINGS, INC.


                           By
                             ---------------------------------
                             Title:


                           OMEGA CABINETS, LTD.


                           By
                             ---------------------------------
                             Title:


                           MEZZANINE LENDING ASSOCIATES III, L.P.
                           By:  Mezzanine Lending Management III, L.P.


                           By
                             ---------------------------------
                             General Partner

                                  Schedule I

                     Schedule of Purchasers and Securities


               Purchaser                        Security            Price
               ---------                        --------            -----
Mezzanine Lending Associates III, L.P.   $10 million principal    $10,000,000
                                            amount 11% note

                                           61,865 Shares of       $61,865,000
                                              Common Stock

                                  Schedule II

          Schedule of Purchasers, Addresses and Home Office Payments




Purchaser                Depository Institution  Account No.  Telephone Advice
---------                ----------------------  -----------  ----------------
Mezzanine Lending        Chase Manhattan         #479-92600   Christine Olivenia
  Associates III, L.P.   Bank, N.A.                           212-388-5106
767 Fifth Avenue
Sixth Floor
New York, NY 10153
